UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported): November 5, 2007
Repros Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15281	76-0233274

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2408 Timberloch Place, Suite B-7
The Woodlands, Texas 77380
(Address of principal
executive offices
and zip code)
(281) 719-3400
(Registrant’s telephone
number, including area
code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     Repros Theraputics is furnishing herewith as Exhibit 99.1 a copy of a slide show presentation that it intends to present on Monday, November 5, 2007, at 9:45 a.m. Eastern Time during the CIBC 18th Annual Healthcare Conference. These slides contain statements that are “forward-looking statements” subject to the cautionary statement about forward-looking statements set forth therein.
     The information in this Current Report, including the Exhibit, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, the information in this Current Report, including the Exhibit, shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933
Item 9.01. Financial Statements and Exhibits
     c. Exhibits

Exhibit
Number	Description
99.1	Repros Therapeutics, Inc. slide show.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repros Therapeutics Inc.

Date: November 5, 2007

	By:	/s/ Louis Ploth, Jr.
Louis Ploth, Jr.
Vice President, Business Development and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Repros Therapeutics, Inc. Slide Show